                                                                       Exhibit A
                                                                       ---------

                            THE CATALYST GROUP, INC.
                                   FORM U-3A-2

                               Index to Exhibit A

Exhibit A1 -      Catalyst Old River Hydroelectric Limited Partnership audited 1999 financial statements

Exhibit A2 -      Catalyst Vidalia Corporation unaudited 1999 financial statements

Exhibit A3 -      Catalyst Vidalia Holding Corporation unaudited 1999 consolidated financial statements

Exhibit A4 -      Catalyst Vidalia Holding Corporation unaudited 1999 consolidating financial statements

Exhibit A5 -      Catalyst Vidalia Acquisition Corporation unaudited 1999 financial statements

Exhibit A6 -      The Catalyst Group, Inc. unaudited 1999 consolidated financial statements

Exhibit A7 -      The Catalyst Group, Inc. unaudited 1999 consolidating financial statements

                                                                      Exhibit A1
                                                                      ----------

              CATALYST OLD RIVER HYDROELECTRIC LIMITED PARTNERSHIP

                        AUDITED 1999 FINANCIAL STATEMENTS

The above named financial statements are hereby incorporated by reference from the Form U-3A-2 filed by Catalyst Vidalia Corporation (File number 69-00443) on February 23, 2000.

                                                                      Exhibit A2
                                                                      ----------

                          CATALYST VIDALIA CORPORATION

                       UNAUDITED 1999 FINANCIAL STATEMENTS

The above named financial statements are hereby incorporated by reference from the Form U-3A-2 filed by Catalyst Vidalia Corporation (File number 69-00443) on February 23, 2000.

                                                                      Exhibit A3
                                                                      ----------

                      CATALYST VIDALIA HOLDING CORPORATION

                UNAUDITED 1999 CONSOLIDATED FINANCIAL STATEMENTS

The above named financial statements are hereby incorporated by reference from the Form U-3A-2 filed by Catalyst Vidalia Holding Corporation (File number 69-00445) on February 23, 2000.

                                                                      Exhibit A4
                                                                      ----------

                      CATALYST VIDALIA HOLDING CORPORATION

                UNAUDITED 1999 CONSOLIDATING FINANCIAL STATEMENTS

The above named financial statements are hereby incorporated by reference from the Form U-3A-2 filed by Catalyst Vidalia Holding Corporation (File number 69-00445) on February 23, 2000.

                                                                      Exhibit A5
                                                                      ----------

                    CATALYST VIDALIA ACQUISITION CORPORATION

                       UNAUDITED 1999 FINANCIAL STATEMENTS

The above named financial statements are hereby incorporated by reference from the Form U-3A-2 filed by Catalyst Vidalia Acquisition Corporation (File number 69-00447) on February 23, 2000.

                                                                      Exhibit A6
                                                                      ----------

                    THE CATALYST GROUP, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                        (In thousands, except share data)
                                    Unaudited

                                                                                                  December 31,          December 31,
                                                                                                      1998                   1999
                                                                                                  ------------          ------------
                                     ASSETS
                                     ------
Cash and cash equivalents                                                                           $   2,098             $   1,890
Cash at Century Power                                                                                   1,316                 1,462
Management fee receivable from CORHLP                                                                   1,195                 1,157
Carena note receivable plus accrued interest                                                           25,866                  --
Great Lakes Power promissory note plus accrued interest                                                 3,122                  --
Fullerton note receivable plus accrued interest                                                        15,291                  --
Investment in CORHLP                                                                                  150,677               182,060
Dominion Capital Inc. note receivable plus accrued interest                                              --                  22,870
Investment in Trilon Dominion Partners, LLC                                                             2,600                 2,600
Discover Resorts note receivable plus accrued interest                                                   --                   2,295
Investment in 1147906 Ontario Ltd                                                                         720                  --
Loan to Lincorp Holdings, Inc plus accrued interest                                                      --                     131
Other assets                                                                                              458                   130
                                                                                                    ---------             ---------
                Total assets                                                                        $ 203,343             $ 214,595
                                                                                                    =========             =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Note payable Trilon International plus accrued interest                                             $  15,289             $   2,294
Note payable Dominion Capital Inc. plus accrued interest                                                 --                  23,116
Senior note payable Trilon International plus accrued interest                                         16,254                16,254
Junior note payable First Toronto Equities plus accrued interest                                      108,500               119,364
Accounts payable and accrued expenses                                                                     454                   362
Management fee payable Great Lakes Power                                                                 --                     400
Other non current liabilities                                                                             449                   449
Current and deferred income taxes                                                                       9,713                 5,130
                                                                                                    ---------             ---------
                Total liabilities                                                                     150,659               167,369
                                                                                                    =========             =========

Senior Participating Preferred Stock - $.01 par value;
  500,000 shares authorized, 134,000 issued and outstanding                                                 1                     1
Junior Participating Preferred Stock - $.01 par value;
  500,000 shares authorized, 65,000 issued and outstanding                                                  1                     1
Common Stock - $.01 par value;
  100,000 shares authorized, issued and outstanding                                                         1                     1
Additional paid-in capital                                                                            199,997               199,997
Accumulated deficiency                                                                               (147,316)             (152,774)
                                                                                                    ---------             ---------
                Total stockholders' equity                                                             52,684                47,226
                                                                                                    ---------             ---------

                Total liabilities and stockholders' equity                                          $ 203,343             $ 214,595
                                                                                                    =========             =========

                                                                      Exhibit A6
                                                                      ----------

                    THE CATALYST GROUP, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                 (In thousands)
                                    Unaudited
                                                                                                 Year Ended
                                                                                     December 31,            December 31,
                                                                                         1998                    1999
                                                                                         ----                    ----
Operating revenues:
        Equity interest in operating results of CORHLP                                 $ 15,724                $    656
        Management fee income                                                             1,990                   2,106
                                                                                       --------                --------
             Total operating revenue                                                     17,714                   2,762

Operating expenses:
        General and administrative                                                        3,572                   1,790
                                                                                       --------                --------
             Total operating expenses                                                     3,572                   1,790
                                                                                       --------                --------

Operating Income                                                                         14,142                     972

Other income (expense):
        Interest and dividend income                                                      2,497                   2,141
        Interest expense                                                                (11,909)                (12,990)
        Other                                                                               209                     781
                                                                                       --------                --------
Income (loss) before income taxes                                                         4,939                  (9,096)

Income tax expense (benefit)                                                              1,976                  (3,638)
                                                                                       --------                --------
Net income (loss)                                                                      $  2,963                $ (5,458)
                                                                                       ========                ========


                                                                      Exhibit A6
                                                                      ----------

                    THE CATALYST GROUP, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                (In thousands)
                                  Unaudited
                                                                                                      Year Ended
                                                                                         December 31,             December 31,
                                                                                            1998                      1999
                                                                                         -------------            ------------
Cash flows provided by (used in) all activities:

Net income (loss)                                                                          $  2,963                $ (5,458)

Changes in assets and liabilities:
         Equity interest in CORHLP                                                          (15,724)                   (656)
         Distribution from CORHLP, net                                                       13,570                   5,948
         Management fee receivable - CORHLP                                                   3,801                      38
         Investment in CORHLP - LP interest                                                    --                   (36,675)
         Great Lakes Power  promissory note                                                   3,378                   3,122
         Carena note receivable                                                                 (66)                 25,866
         Fullerton note receivable                                                          (15,291)                 15,291
         Loan to Dominion Capital                                                              --                   (22,870)
         Loan from Dominion Capital                                                            --                    23,116
         Loan to Discover Resorts                                                              --                    (2,295)
         Investment in 1147906 Ontario Ltd.                                                    --                       720
         Loan from Trilon International                                                        --                     2,294
         Other assets                                                                         1,085                     182
         Note to Trilon International                                                        15,289                 (15,289)
         Accounts payable and accrued expenses                                                 (312)                    (92)
         Deferred income taxes                                                                1,800                  (4,583)
         Management fee payable - Great Lakes Power                                          (1,600)                    400
         Note payable - Great Lakes Power                                                      (772)                   --
         Junior note payable - First Toronto Equities                                        (7,575)                 10,864
         Loan to Lincorp Holdings, Inc                                                         --                      (131)

                                                                                           --------                --------
Net cash provided by (used in) all activities                                                   546                    (208)

Cash and cash equivalents at beginning of period                                              1,552                   2,098

                                                                                           --------                --------
Cash and cash equivalents at end of period                                                 $  2,098                $  1,890
                                                                                           ========                ========

                                                                      Exhibit A6
                                                                      ----------

                    THE CATALYST GROUP, INC. AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS'

                                EQUITY (DEFICIT)

                        (In thousands, except share data)
                                    Unaudited

                                        Senior             Junior                          Additional
                                    Participating       Participating        Common          Paid-in       Accumulated
                                   Preferred Stock    Preferred Stock         Stock          Capital       Deficiency       Total
                                   ---------------    ---------------         -----          -------       ----------       -----
Balances at December 31, 1997          $       1          $       1          $       1     $ 199,997       ($150,279)    $  49,721
                                       ---------          ---------          ---------     ---------       ---------     ---------
Net Income                                                                                                     2,963         2,963

Balances at  December 31, 1998                 1                  1                  1       199,997        (147,316)       52,684
                                       ---------          ---------          ---------     ---------       ---------     ---------
Net loss                                                                                                      (5,458)       (5,458)
                                       ---------          ---------          ---------     ---------       ---------     ---------
Balances at  December 31, 1999         $       1          $       1          $       1     $ 199,997       ($152,774)    $  47,226
                                       =========          =========          =========     =========       =========     =========


                                                                     Exhibit  A7
                                                                     -----------

THE CATALYST GROUP, INC.  AND SUBSIDIARIES
BALANCE SHEET
DECEMBER 31, 1999
(in thousands)

                                                                                    CVHC/
                                                     The Catalyst      Century      VHLLC/
                                                      Group, Inc.       Power        CVC         CVAC              Total
                                                   --------------------------------------------------------------------------
                    ASSETS
------------------------------------------------
Current Assets:
     Cash.......................................          $1,587                       304                          $1,891
   Century Power cash                                                      1,462                                     1,462
   Century investment in CVHC P/S                                        111,290                                   111,290
     Receivables:
           Accounts Receivable..................                                                                         0
           Interest Receivable PRI Resorts                    20                                                        20
           Interest Receivable DCI                                                     370                             370
           Mgmt fee rec CORHLP                                                       1,157                           1,157
                                                                                                                         0
                                                                                                                         0
     Other......................................                                                                         0
     Prepaid expenses and other assets..........               1               5        38                              44
                                                   --------------------------------------------------------------------------

               Total current assets.............           1,608         112,757     1,869            0            116,234
                                                   --------------------------------------------------------------------------

Plant, Property and Equipment, at cost..........                              66                                        66
     Less:  Accumulated Depreciation............                             (16)                                      (16)
                                                   --------------------------------------------------------------------------
                                                               0              50         0            0                 50

Note receivable PRI Resorts                                2,275                                                     2,275
Note receivable VC Holdings                                                                                              0
Note receivable Lincorp Holdings                                             131                                       131
Notes receivable DCI............................                                    22,500                          22,500
Receivable from Cantwell                                   2,600                                                     2,600
Intercompany accounts...........................           1,000                                                     1,000
Investments in subsidiaries.....................         107,802                   182,060      108,208            398,070
Investments ....................................                                                                         0
Note receivable VH LLC..........................          36,867                   (36,867)                              0
Interest receivable VH LLC......................             560                      (560)
Intercompany accounts...........................                                                                         0
Other assets....................................                                        36                              36
                                                   --------------------------------------------------------------------------
               Total assets.....................         152,712         112,938   169,038      108,208            542,896
                                                   ==========================================================================

                                                                     CONSOLIDATING ENTRIES
                                                        ------------------------------------------------
                                                             DR     j/e#       CR        j/e#     Total
                                                       -------------------------------------------------
                    ASSETS
------------------------------------------------
Current Assets:
     Cash.......................................                                   1              1,890
   Century Power cash                                                                             1,462
   Century investment in CVHC P/S                                            111,290      7           0
     Receivables:
           Accounts Receivable..................                                                      0
           Interest Receivable PRI Resorts                                                           20
           Interest Receivable DCI                                                                  370
           Mgmt fee rec CORHLP                                                                    1,157
                                                                                   0      6           0
                                                                                                      0
     Other......................................                                                      0
     Prepaid expenses and other assets..........                                                     44
                                                       -------------------------------------------------

               Total current assets.............              0              111,291              4,943
                                                       -------------------------------------------------

Plant, Property and Equipment, at cost..........                                                     66
     Less:  Accumulated Depreciation............                                                    (16)
                                                       -------------------------------------------------
                                                              0                    0                 50

Note receivable PRI Resorts                                                                       2,275
Note receivable VC Holdings                                                                           0
Note receivable Lincorp Holdings                                                                    131
Notes receivable DCI............................                                                 22,500
Receivable from Cantwell                                                                          2,600
Intercompany accounts...........................                               1,000      5           --
Investments in subsidiaries.....................              1              216,011      1,2    182,060
Investments ....................................                                                      0
Note receivable VH LLC..........................                                                      0
Interest receivable VH LLC......................
Intercompany accounts...........................                                          6          --
Other assets....................................                                                     36
                                                       -------------------------------------------------
               Total assets.....................              1              328,302            214,595
                                                       =================================================

                                                                      Exhibit A7
                                                                      ----------

THE CATALYST GROUP, INC.  AND SUBSIDIARIES
BALANCE SHEET
DECEMBER 31, 1999
(in thousands)

                                                                                    CVHC/
                                                     The Catalyst      Century      VHLLC/
                                                      Group, Inc.       Power        CVC         CVAC              Total
                                                   -------------------------------------------------------------------------
LIABILITIES & STOCKHOLDERS' EQUITY:
------------------------------------------------
Current Liabilities:
     Accounts payable and accrued exp...........           $103          251            8                            $362
     Management Fee payable.....................                                      400                             400
     Related party payables.....................                                                                        0
                                                   -------------------------------------------------------------------------
               Total current liabilities........            103          251          408                  0          762
                                                   -------------------------------------------------------------------------

Intercompany payables (noncurrent)..............                         500          500                           1,000
Deferred income taxes...........................                                   16,695                          16,695
Income Taxes payable............................          1,651                                                     1,651
                                                   -------------------------------------------------------------------------

Other liabilities...............................            449                                                       449
                                                   -------------------------------------------------------------------------

Long and s/t debt plus accrued int                      137,912                    23,116                         161,028
                                                   -------------------------------------------------------------------------
Total liabilities...............................        140,115          751       40,719                  0      181,585
                                                   -------------------------------------------------------------------------

Shareholders' equity
     Common stock...............................            999                                                       999
     Senior Preferred Stock.....................              1                       134                             135
     Junior Preferred Stock.....................              1                                                         1
     Additional paid in capital.................        198,999      150,601      110,591            108,208      568,399
     Accum deficiency...........................       (187,403)     (38,414)      17,594                        (208,223)
                                                   -----------------------------------------------------------------------






               Total shareholders' equity.......         12,597      112,187      128,319            108,208      361,311
                                                   -------------------------------------------------------------------------

   Total liabilities & shareholders' equity.....       $152,712     $112,938      169,038            108,208      542,896
                                                   =========================================================================

                                                                     CONSOLIDATING ENTRIES
                                                        ------------------------------------------------
                                                             DR     j/e#       CR        j/e#     Total
                                                       -------------------------------------------------
LIABILITIES & STOCKHOLDERS' EQUITY:
------------------------------------------------
Current Liabilities:
     Accounts payable and accrued exp...........                                                   $362
     Management Fee payable.....................                                                    400
     Related party payables.....................               0 6                                    0
                                                       -------------------------------------------------
               Total current liabilities........               0                          0         762
                                                       -------------------------------------------------

Intercompany payables (noncurrent)..............           1,000 5                                    0
Deferred income taxes...........................          12,952 10,13                    0  13   3,743
Income Taxes payable............................             264 4                                1,387
                                                       -------------------------------------------------

Other liabilities...............................                                                    449
                                                       -------------------------------------------------

Long and s/t debt plus accrued int                                                              161,028
                                                       -------------------------------------------------
Total liabilities...............................          14,216                          0     167,369
                                                       -------------------------------------------------

Shareholders' equity
     Common stock...............................                                          1 9     1,000
     Senior Preferred Stock.....................             134 8           133,999 9          134,000
     Junior Preferred Stock.....................                              64,999 9           65,000
     Additional paid in capital.................        568,400 1,2,7,8,9                            (1)
     Accum deficiency...........................                              42,234 8         (152,773)
                                                                                          -------------

                                                              0 11             9,420 4,10

                                                              0 I/S            3,796 I/S
                                                                       --------------

               Total shareholders' equity.......            568,534          254,449             47,226
                                                       -------------------------------------------------

   Total liabilities & shareholders' equity.....            582,750          254,449            214,595
                                                       =================================================

                                                                      Exhibit A7
                                                                      ----------

THE CATALYST GROUP, INC.  AND SUBSIDIARIES
INCOME STATEMENT
DECEMBER 31, 1999
(in thousands)

                                                                                 CVHC/
                                              The Catalyst        Century        VHLLC/

                                               Group, Inc.         Power          CVC       CVAC            Total
                                               ----------------------------------------------------------------------------
Equity interest in operating results-
  Catalyst Old River Hydroelectric..........                                       656                             656
Operating Revenues..........................                             0                                           0
                                               ----------------------------------------------------------------------------
          Total operating revenue...........               0           215       2,547            0              2,762
                                               ----------------------------------------------------------------------------

     Depreciation...........................                                                                         0

          Total operating expenses..........

Operating income (loss).....................             (98)         (602)      1,673           (1)               972


     Gain on disposition of property........                                                                         0
     Interest and dividend income...........           1,382            77         682                           2,141
     Write-down Investment                                                                                           0
     Other income/expenses/reversals........           1,150                      (369)                            781
     State franchise and income tax                                                                                  0
     Intercompany interest                               977                      (977)                              -
                                               ----------------------------------------------------------------------------

Income (loss) before
     income taxes, and minority interest....          (8,963)         (525)        393           (1)            (9,096)
Provision (credit) for income taxes.........                                       158            0                158
                                               ----------------------------------------------------------------------------

Net income (loss)...........................          (8,963)         (525)       $235          ($1)           ($9,254)
                                               ============================================================================


                                                                CONSOLIDATING ENTRIES
                                                     ------------------------------------------
                                                       DR     j/e#      CR     j/e#    Total
                                                  ---------------------------------------------
Equity interest in operating results-
  Catalyst Old River Hydroelectric..........                                               $656
Operating Revenues..........................                                                  0
                                                  -------         ------------        ----------
          Total operating revenue...........            0                   0             2,762
                                                  -------         ------------        ----------

     Depreciation...........................                                                  0

          Total operating expenses..........

Operating income (loss).....................            -                                   972
                                                                                      ----------

     Gain on disposition of property........                                                  0
     Interest and dividend income...........                                              2,141
     Write-down Investment                                                                    0
     Other income/expenses/reversals........                                                781
     State franchise and income tax                                                           0
     Intercompany interest                                                                    -
                                                  -------         ------------        ----------

Income (loss) before
     income taxes, and minority interest....            -                   -            (9,096)
Provision (credit) for income taxes.........            0        13     3,796   13       (3,638)
                                                  -------        -------------        ----------

Net income (loss)...........................            -              (3,796)          ($5,458)
                                                  =======         ============        ==========


                            THE CATALYST GROUP, INC.
                              CONSOLIDATING ENTRIES
                                   12/31/1999

         Description                                                    Debit            Credit
         -----------                                                    -----            ------
    1 *   Equity of CVAC                                                107,802
            Investment in CVAC                                                             107,802
         Eliminate TCG investment in CVAC (9,760+133,593-18,500-13278-250-3523)

    2    Equity of Century                                                8,760
         Equity of CENTURY                       (A)                     98,449
         Equity of CVHC                                                   1,000
            Investment in Century (@ cost)                                                   8,760
            Investment in CENTURY                                                           98,449 (A)
            Investment in CVHC-Common                                                        1,000
         Eliminate CVAC investment in Century and CVHC
         (A) "Contribution of CVHC shares in 1996, less 1998,1999 dividend."

    3    Intentionally Not Used - (P/Y J/E 3 Booked to TCGI)

    4 *  Income taxes Payable                                               264
            Retained Earnings                                                                  264
         Carryforward of PY entry adjusted for actual balance booked to Century

    5    A/P CEC - Taxes due                                              1,000
           A/R Century                                                                       1,000
         Eliminate intercompany payable/receivable b/t The Catalyst Group and Century

    6    A/P-CVHC/CVC                                                         0
           A/R- TCG                                                                              0
         Eliminate interco receivable and payable b/t  CVHC/CVC and TCG

    7    Equity of CVHC                                                 111,290
           Investments                                                                     111,290
         Eliminate Century investment in CVHC

    8 *  Senior Peferred Stock                                              134
         Additional Paid in Capital                                      42,100
           Accum Deficiency                                                                 42,234
         To adjust capiatal account to agree with parent company

    9 *  Additional paid in capital                                     198,999
           Common Stock                                                                          1
           Senior Preferred                                                                133,999
           Junior Preferred                                                                 64,999
         To change presentation of R/E from par valuation to actual value

   10    Deferred Income Taxes Payable                                    9,156
          Retained Earnings                                                                  9,156
         To have tax provion equal 40% of total consolidated income of p/y's

   11 *   Retained Earnings
          Bad Debt Expense
         Reversal of P/Y J/E #11. For changes in(collections of) reserved amounts.

   12    Deferred Income Taxes Payable                                    3,796
          Tax Provision                                                                      3,796
         To have tax provion equal 40% of total consolidated income
      *  No change from prior report.
